SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              October 9, 2002
______________________________________________________________________________
                     (Date of earliest event reported)


                        Staten Island Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Delaware                          1-13503                           13-3958850
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



1535 Richmond Avenue, Staten Island, New York                         10314
______________________________________________________________________________
 (Address of principal executive offices)                          (Zip Code)


                               (718) 447-8880
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
         ------------

     On October 9, 2002, Staten Island Bancorp, Inc. (the "Company") issued a press release reporting its estimated results of operations for the quarter ended September 30, 2002.

     The Company's press release, which is dated October 9, 2002, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press Release reporting estimate of results of operations for the quarter ended September 30, 2002.





















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  STATEN ISLAND BANCORP, INC.



Date: October 11, 2002            By:   /s/ Harry P. Doherty
                                        ------------------------------------
                                        Harry P. Doherty
                                        Chairman and Chief Executive Officer

























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